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                                                                    EXHIBIT 4.1

           COMMON STOCK                               COMMON STOCK

     PAR VALUE $.001 PER SHARE                  PAR VALUE $.001 PER SHARE

 THIS CERTIFICATE IS TRANSFERABLE
   IN THE CITIES OF LOS ANGELES
            OR NEW YORK



SD

      INCORPORATED UNDER THE                        CUSIP 00253A 10 1
   LAWS OF THE STATE OF DELAWARE           SEE REVERSE FOR CERTAIN DEFINITIONS


                          AAMES FINANCIAL CORPORATION

This certifies that


is the record holder of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Aames Financial Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                   COUNTERSIGNED AND REGISTERED:
                                        FIRST INTERSTATE BANK OF CALIFORNIA
                                             TRANSFER AGENT AND REGISTRAR
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                                   BY:
                                       ---------------------------------


/s/ Bobbie J. Burroughs         /s/ Gary K. Judis
- -------------------------       --------------------
 SECRETARY                      CHAIRMAN                 AUTHORIZED SIGNATURE


 -----------------------------
[           SEAL                ]
[ AAMES FINANCIAL CORPORATION   ]
[   CORPORATE DELAWARE SEAL     ]
[           1991                ]
 -----------------------------



     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common            UNIF GiFT MIN ACT --
TEN ENT --  as tenants by the               ........Custodian............
            entireties                       (Cust)           (Minor)
JT TEN  --  as joint tenants with           under Uniform Gifts to Minors
            right of survivorship and       Act..........................
            not as tenants in common                    (State)
                                            UNIF TRF MIN ACT --
                                            ......Custodian (until age....)
                                            (Cust)
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                                            ........ under Uniform Transfers
                                            (Minor)
                                            to Minors Act ................
                                                               (State)


    Additional abbreviations may also be used though not in the above list.


          FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 --------------------------------
[                                 ]
[                                 ]
[                                 ]
 --------------------------------



- -------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- ------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


- ----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with

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full power of substitution in the premises.

Dated:
      -----------------------------

                              X
                               ---------------------------------

                              X
                               ---------------------------------
                              NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                              MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                              UPON THE FACE OF THE CERTIFICATE IN EVERY
                              PARTICULAR, WITHOUT ALTERATION OR
                              ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By:
   -------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.

     This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Aames Financial Corporation (the "Company") and Wells Fargo Bank, as Rights Agent, dated as June 21, 1996, as it may from time to time be supplemented or amended pursuant to its terms (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and no longer be evidenced by this certificate. The Company will mail to the holder of record of this certificate a copy of the Rights Agreement without charge within ten business days after receipt of a written request
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therefor. Under certain circumstances, as set forth in the Rights Agreement,
Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.